UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Mid-Cap Value Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Mid-cap value stocks and your fund offered good returns in the first half of our fiscal year. A strong rally in the first quarter faded in the spring as worries over the European debt crisis and the strength of the global economy resurfaced. Investors were left with good gains, however, as corporate profits continued to grow at a decent pace despite the sluggish recovery. Several of our holdings were able to achieve the improvement we had hoped for in this environment, and your fund enjoyed a good gain and slightly outperformed most of its benchmarks.

The Mid-Cap Value Fund returned 7.90% for the six months ended June 30, 2012. The fund’s return was in line with the S&P MidCap 400 Index and slightly ahead of the rest of its benchmarks. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures.)

Despite lagging its benchmarks recently, the fund’s long-term performance remains favorable, in relative terms, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. The Mid-Cap Value Fund received an Overall Morningstar Rating™ of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar Rating™ metrics. The fund was rated among 336, 336, 296, and 149 mid-cap value funds for the overall rating and the 3-, 5-, and 10-year periods ended June 30, 2012, respectively. (Please refer to page 7 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 158 of 299, 86 of 249, 28 of 223, and 12 of 107 multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. Results will vary for other periods. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economic recovery remained on track in the first half of the year. The pace of growth proved disappointing, however, particularly given the depth of the contraction in 2007–2009. According to the latest estimates, the U.S. economy grew at an annualized rate of 1.9% in the first quarter, a slightly faster pace than in 2011 as a whole. Private employers continued to create jobs, although not enough to bring down the unemployment rate significantly, and the tempo of job creation flagged in the spring. With jobs still hard to come by, consumer spending remained constrained, even as falling gas prices late in the period eased the pressure on family budgets. In a positive sign, the housing sector showed signs of finally having reached a bottom, as home prices began to rise again, and construction started to pick up in some parts of the country.

Overseas developments appeared to dominate the investment landscape for U.S. equity investors, however. The European debt crisis deepened as serious banking problems emerged in Spain, and Greece appeared, for a while, poised to become the first country to leave the eurozone. Several more European countries slipped back into recession, threatening both fiscal targets and the political will for additional austerity measures. China, the world’s primary growth engine over the past few years, saw its expansion slow, due in part to weakening European export markets. Despite the slowing global economy and uncertainties at home, U.S. corporate profit growth remained strong—although worries grew that earnings might weaken if exports dropped and businesses exhausted cost-cutting options.

Value stocks trailed growth stocks somewhat, while mid-caps trailed their larger peers by a smaller amount. Most sectors saw gains in the period, with the notable exception of the energy sector, which suffered as the price of energy, especially oil and natural gas, tumbled in recent months.

PORTFOLIO AND STRATEGY REVIEW

Just as the old maxim “if it ain’t broke, don’t fix it” has its place in the vocabulary of investing, so does its lesser-known corollary: “if it is broke, then best get to fixing it!” While we do not characterize the Mid-Cap Value Fund as a “turnaround” portfolio, it is always populated in some measure by stocks of companies in need of fixing. As value investors, we are naturally intrigued with companies that boast a unique product, service, or brand with enduring qualities whose share price has underperformed. From time to time, such companies are available at attractive prices in the stock market because investors extrapolate current, depressed financial results into perpetuity, assuming that there are no “fixes” for the business. Our job, of course, is to determine if the problems, whether real or perceived, that beset these companies are temporary and resolvable.

Most of the fund’s best performers in the first half of the year meet the description of companies that are being rehabilitated. They span a broad range of industry sectors including energy, financial services, health care, industrial manufacturing, and aerospace and defense. The fund’s best performer was retailer Gap, which sells apparel under the Gap, Old Navy, Banana Republic, and Athleta brands. Gap has been a work in progress for some time. Its current management took the helm four years ago, following a difficult period for the company that saw struggles with merchandising and cost management. The new management slashed costs, reduced inventory, shrunk its store base, and returned a large amount of cash to shareholders through the repurchase of Gap stock. While good progress was made operationally and financially, consistency was lacking in terms of fashion presence in the stores. Merchandise sales and the stock continued to lag. This year, following a series of key management changes, Gap fashion made a comeback in its stores, sales rose, profits exceeded expectations, and its shares rallied. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

For many years, Providence, Rhode Island-based Textron operated successfully as a diversified company with interests in everything from photocopy paper to pharmaceuticals to fiberglass boats to golf carts. Its conglomerate business model, however, became unwieldy as time passed and was ultimately dragged down by the excessive debt load that the company incurred over the years. We made our first purchases of Textron in the midst of the stock market collapse in early 2009, when it was forced to finance itself through an equity and convertible bond offering at a price some 80% below the stock’s previous high. Over the last several years, the management has focused on improving Textron’s structure, shrinking its large finance portfolio, and generating cash flow to further repair the balance sheet. Our fund continued to add to its position over time, and the hard work of the company’s management was vindicated by strong operating results and good stock performance. Textron was one of the fund’s leading gainers in the first half.

The housing sector has endured more than its fair share of dark days in the six years since the housing bubble burst. Its tales of woe are well known to most observers by now: Home prices halved in many markets, new home starts collapsed, bank lending shriveled, foreclosures soared, and the financial system shuddered. Housing-related stocks, whether regional banks, mortgage insurers, homebuilders, or a variety of other service companies catering to the sector, were hurt terribly in the aftermath of the bubble. As is our practice, we have been sifting through the rubble of the housing debacle over the past couple of years with an eye for durable businesses with unique characteristics and financial staying power. Many of our investors will recognize First American Financial, the nation’s second-largest title insurance underwriter, as a subject of previous letters. The fund has built a position in this stock over the past few years as the company and its peers have made large and difficult adjustments to become more efficient and adapt to much lower business levels. Meanwhile, through consolidation, the title insurance industry has shrunk to four large players with a collective share of over 90% of the title insurance market. First American was well positioned for the recovery in the housing market, which began in the first half. Its operating results improved dramatically as both new mortgage originations and refinancing rebounded, and its share price followed.

Other housing-related stocks that contributed favorably to fund performance were also works in progress, where profitability is beginning to recover. Weyerhaeuser has begun to address its underperforming results by, among other things, selling its containerboard business, merging its printing and writing paper segment with competitor Domtar, and reincorporating as a real estate investment trust. Its shares rose as the housing recovery lifted volumes in its homebuilding and wood products businesses and as its improved cost structure lifted profits. Lender Processing Services handles half of the country’s monthly mortgage payments and runs a large default services operation that processes foreclosures. LPS grew aggressively through acquisition over the years, until the housing downturn forced its hand and prompted a management change and focus on efficiency. Its initial efforts to lower costs and improved focus were aided by the refinancing wave that emerged over the past year, and its shares recovered during the first half.

Of course, not all of our efforts to invest in undervalued stocks are successful, and the first half had its share of underperformers. We have written at length about independent power generators, such as portfolio holding GenOn Energy, that have labored under a low price environment for electricity for years now. GenOn was the first half’s worst performer, and its shares were clobbered by concerns about economic growth, power demand, and low natural gas prices that disfavor coal-burning power plants such as those owned by the company. Following the end of the reporting period, GenOn received a takeover bid from competitor NRG Energy at a 20% premium to its trading price. If this deal goes forward, the merged entity will have a lower cost structure and more flexible financial position, while retaining the ability to generate much better operating results when power prices recover. We have been writing about the benefit of consolidation in the power industry for some time, and this proposed merger would improve the industry’s position as well through the elimination of a competitor.

Also detracting from the fund’s first-half performance was auto supplier Visteon, which suffered from declining economic activity in Europe and Asia. We think there is value to be unlocked in Visteon through a restructuring of its Korean and Chinese operations, but it has thus far proved more difficult for the company to implement than we had reasoned. Similarly, oil producer Hess is an asset-rich company that has thus far eschewed asset sales and other steps that might unlock value. Indeed, some argue that its holdings in the Bakken oilfield in North Dakota are worth more than half of the company’s market capitalization while accounting for less than 15% of its production. Hess’s shares were hurt by a decline in oil prices, but we have added to our position and are encouraged by the recent shutdown of its money-losing refining operations. JCPenney, too, appeared to hold promise for the future as a franchise company that had potential for better results using a different approach to running the business. Penney’s customers, however, were not prepared for the radical surgery that was implemented by its new management in the form of reduced discounting and a new “store within a store” format. Its financial results and its shares suffered as a result.

IN CLOSING

On balance, the first half was one of mixed performance. While some of our more cyclical stocks were disappointing, we were encouraged by the results from a number of large holdings in the portfolio, many of which are companies with a strong franchise value that are undergoing a rehabilitation of some sort. Attempting to time the recovery in such situations is not our primary focus, as we have not found it to be an effective tool in our investment decision-making. Rather, we seek to buy good businesses at good prices and to let nature take its course. Our experience is that a low price is itself the best catalyst for a stock, as it ultimately galvanizes the management to more vigorously address business challenges and to take steps to unlock the underlying value of the franchise, as well as attracting the interest of potential buyers of the company. In a dynamic market where capital is free to seek its highest return, this means that we should have more than our fair share of winners over time if we do our job right. We cannot predict the future, but we think our strategy is sound, and we look forward to good results for this portfolio.

We appreciate your investment and look forward to reporting to you again in six months.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

July 24, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 3 stars for the 3-year period, 4 stars for the 5-year period, and 4 stars for the 10-year period as of June 30, 2012.

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Northern Trust	2.2%
Textron	2.0
Nexen	2.0
CIT Group	1.8
Southwest Airlines	1.8
Weyerhaeuser	1.6
Kroger	1.6
White Mountains Insurance Group	1.5
Gap	1.5
Marsh & McLennan	1.5
PPL	1.4
QEP Resources	1.4
Hospira	1.4
First American Financial	1.4
Murphy Oil	1.3
Hess	1.3
FirstEnergy	1.3
E*TRADE Financial	1.3
Fidelity National Financial	1.3
HealthSouth	1.3
Sysco	1.3
Charter Communications	1.3
Vulcan Materials	1.2
CoreLogic	1.2
Raytheon	1.1
Total	37.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 21.39	$ 23.71	$ 20.72	$ 14.27	$ 22.46	$ 25.42
Investment activities						
Net investment income[1]	0.09	0.20	0.45	0.20	0.20	0.55
Net realized and unrealized gain (loss)	1.60	(1.39)	2.95	6.46	(7.98)	(0.43)
Total from investment activities	1.69	(1.19)	3.40	6.66	(7.78)	0.12
Distributions						
Net investment income	–	(0.24)	(0.41)	(0.21)	(0.18)	(0.57)
Net realized gain	–	(0.89)	–	–	(0.23)	(2.51)
Total distributions	–	(1.13)	(0.41)	(0.21)	(0.41)	(3.08)
NET ASSET VALUE						
End of period	**$ 23.08**	**$ 21.39**	**$ 23.71**	**$ 20.72**	**$ 14.27**	**$ 22.46**

Ratios/Supplemental Data						
Total return[2]	**7.90%**	**(4.82)%**	**16.45%**	**46.68%**	**(34.57)%**	**0.60%**
Ratio of total expenses to average net assets	0.81%[3]	0.81%	0.81%	0.84%	0.83%	0.79%
Ratio of net investment income to average net assets	0.80%[3]	0.87%	2.07%	1.19%	1.02%	2.06%
Portfolio turnover rate	21.1%	53.6%	46.4%	58.1%	74.3%	73.4%
Net assets, end of period (in millions)	$ 7,941	$ 7,559	$ 8,246	$ 6,461	$ 4,042	$ 6,548

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 21.31	$ 23.61	$ 20.64	$ 14.22	$ 22.36	$ 25.29
Investment activities						
Net investment income[1]	0.06	0.15	0.37	0.17	0.15	0.48
Net realized and unrealized gain (loss)	1.59	(1.38)	2.95	6.43	(7.93)	(0.41)
Total from investment activities	1.65	(1.23)	3.32	6.60	(7.78)	0.07
Distributions						
Net investment income	–	(0.18)	(0.35)	(0.18)	(0.13)	(0.49)
Net realized gain	–	(0.89)	–	–	(0.23)	(2.51)
Total distributions	–	(1.07)	(0.35)	(0.18)	(0.36)	(3.00)
NET ASSET VALUE						
End of period	**$ 22.96**	**$ 21.31**	**$ 23.61**	**$ 20.64**	**$ 14.22**	**$ 22.36**

Ratios/Supplemental Data

Total return[2]	**7.74%**	**(5.02)%**	**16.12%**	**46.42%**	**(34.73)%**	**0.40%**
Ratio of total expenses to average net assets	1.06%[3]	1.04%	1.07%	1.05%	1.05%	1.03%
Ratio of net investment income to average net assets	0.55%[3]	0.63%	1.73%	0.99%	0.77%	1.81%
Portfolio turnover rate	21.1%	53.6%	46.4%	58.1%	74.3%	73.4%
Net assets, end of period (in thousands)	$ 552,350	$ 549,847	$ 667,677	$ 612,799	$ 292,242	$ 541,613

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 21.11	$ 23.40	$ 20.46	$ 14.11	$ 22.17	$ 25.10
Investment activities						
Net investment income(1)	0.03	0.08	0.34	0.13	0.11	0.42
Net realized and unrealized gain (loss)	1.58	(1.36)	2.90	6.36	(7.85)	(0.42)
Total from investment activities	1.61	(1.28)	3.24	6.49	(7.74)	–
Distributions						
Net investment income	–	(0.12)	(0.30)	(0.14)	(0.09)	(0.42)
Net realized gain	–	(0.89)	–	–	(0.23)	(2.51)
Total distributions	–	(1.01)	(0.30)	(0.14)	(0.32)	(2.93)
NET ASSET VALUE						
End of period	**$ 22.72**	**$ 21.11**	**$ 23.40**	**$ 20.46**	**$ 14.11**	**$ 22.17**

Ratios/Supplemental Data

Total return(2)	**7.63%**	**(5.29)%**	**15.87%**	**46.00%**	**(34.86)%**	**0.12%**
Ratio of total expenses to average net assets	1.32%(3)	1.33%	1.32%	1.28%	1.28%	1.27%
Ratio of net investment income to average net assets	0.29%(3)	0.34%	1.57%	0.75%	0.57%	1.60%
Portfolio turnover rate	21.1%	53.6%	46.4%	58.1%	74.3%	73.4%
Net assets, end of period (in thousands)	$ 282,205	$ 280,716	$ 347,227	$ 290,003	$ 210,751	$ 374,714

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.5%		
CONSUMER DISCRETIONARY 11.4%		
Auto Components 0.4%		
Visteon (1)	999,490	37,481
		37,481
Diversified Consumer Services 1.2%		
Career Education (1)	1,047,148	7,005
H&R Block	1,022,000	16,332
Strayer Education	501,398	54,662
Weight Watchers	442,470	22,814
		100,813
Hotels, Restaurants & Leisure 1.3%		
International Game Technology	5,004,300	78,818
WMS Industries (1)	1,947,600	38,854
		117,672
Leisure Equipment & Products 1.4%		
Mattel	2,810,700	91,179
Sankyo-Gunma (JPY)	618,300	30,167
		121,346
Media 5.0%		
Cablevision, Class A	3,618,300	48,087
Charter Communications, Class A (1)	1,573,824	111,537
DISH Network	2,145,200	61,246
DreamWorks Animation, Class A (1)(2)	4,357,500	83,054
Meredith (3)	989,175	31,594
Scholastic	863,500	24,316
Washington Post, Class B	210,843	78,817
		438,651
Multiline Retail 0.3%		
J.C. Penney	953,400	22,224
		22,224

Specialty Retail 1.8%		
CarMax (1)	1,148,100	29,782
GAP	4,759,400	130,217
		159,999
Total Consumer Discretionary		998,186
CONSUMER STAPLES 9.6%		
Beverages 1.4%		
Beam	1,297,500	81,081
Brown-Forman, Class B	415,900	40,280
		121,361
Food & Staples Retailing 2.8%		
Kroger	5,890,200	136,594
Sysco	3,780,100	112,685
		249,279
Food Products 3.8%		
Campbell Soup	1,827,700	61,008
Flowers Foods	3,676,139	85,397
Kellogg	1,727,300	85,208
McCormick	988,900	59,977
Tootsie Roll Industries	1,583,880	37,791
		329,381
Household Products 0.7%		
Clorox	875,300	63,424
		63,424
Personal Products 0.9%		
Avon	5,063,000	82,071
		82,071
Total Consumer Staples		845,516

ENERGY 7.6%		
Energy Equipment & Services 0.9%		
Exterran Holdings (1)(2)	6,191,488	78,941
		78,941
Oil, Gas & Consumable Fuels 6.7%		
CONSOL Energy	1,442,300	43,615
EQT	70,112	3,760
Hess	2,722,400	118,288
Murphy Oil	2,355,700	118,468
Nexen	10,386,300	175,425
QEP Resources	4,143,300	124,175
		583,731
Total Energy		662,672
FINANCIALS 25.0%		
Capital Markets 5.6%		
E*TRADE Financial (1)(2)	14,185,060	114,048
Federated Investors, Class B	492,000	10,750
Greenhill	872,389	31,101
Janus Capital Group	8,830,650	69,056
Legg Mason	2,731,300	72,024
Northern Trust	4,225,440	194,455
		491,434
Commercial Banks 4.9%		
CIT Group (1)	4,513,900	160,875
Commerce Bancshares	867,585	32,881
First Horizon National	5,917,642	51,188
M&T Bank	546,700	45,141
SunTrust	2,880,300	69,790

WestAmerica Bank (2)	1,543,107	72,819
		432,694
Insurance 8.8%		
Axis Capital Holdings	831,900	27,078
Fidelity National Financial	5,855,900	112,785
First American Financial (2)	6,987,024	118,500
Kemper	2,230,962	68,602
Loews	2,221,700	90,890
Marsh & McLennan	3,949,400	127,289
OneBeacon Insurance Group, Class A	786,987	10,247
Progressive	3,992,100	83,155
White Mountains Insurance Group	252,500	131,742
		770,288
Real Estate Investment Trusts (REITs) 3.8%		
Cousins Properties, REIT	3,904,807	30,262
General Growth Properties, REIT	3,393,395	61,387
Prologis, REIT	1,568,809	52,132
Weingarten Realty Investors, REIT	1,625,300	42,810
Weyerhaeuser, REIT	6,454,763	144,328
		330,919
Real Estate Management & Development 0.8%		
Forest City Enterprises, Class A (1)	2,017,100	29,449
St. Joe (1)	2,763,300	43,688
		73,137
Thrifts & Mortgage Finance 1.1%		
BankUnited	1,668,520	39,344
Capitol Federal Financial	4,719,529	56,068
		95,412
Total Financials		2,193,884

HEALTH CARE 6.6%		
Health Care Equipment & Supplies 0.8%		
Wright Medical Group (1)(2)	2,040,800	43,571
Zimmer Holdings	436,400	28,087
		71,658
Health Care Providers & Services 3.7%		
HealthSouth (1)(2)	4,848,100	112,767
Kindred Healthcare (1)(2)	2,762,600	27,156
Quest Diagnostics	1,493,200	89,443
Select Medical Holdings (1)	4,256,099	43,029
Tenet Healthcare (1)	9,036,300	47,350
		319,745
Pharmaceuticals 2.1%		
Forest Laboratories (1)	1,777,000	62,177
Hospira (1)	3,531,900	123,546
		185,723
Total Health Care		577,126
INDUSTRIALS & BUSINESS SERVICES 8.6%		
Aerospace & Defense 3.3%		
Raytheon	1,760,900	99,649
SAIC	510,200	6,184
Textron	7,233,400	179,895
		285,728
Airlines 1.9%		
Delta Air Lines (1)	858,000	9,395
Southwest Airlines	16,958,800	156,360
		165,755

Building Products 0.1%		
Fortune Brands Home & Security (1)	486,408	10,832
		10,832
Commercial Services & Supplies 1.0%		
Cintas	2,193,900	84,706
		84,706
Electrical Equipment 0.5%		
Babcock & Wilcox (1)	1,814,896	44,465
		44,465
Machinery 0.8%		
Ingersoll-Rand	1,748,600	73,756
		73,756
Professional Services 1.0%		
ManpowerGroup	2,506,900	91,878
		91,878
Total Industrials & Business Services		757,120
INFORMATION TECHNOLOGY 4.9%		
Communications Equipment 0.2%		
Tellabs	5,785,700	19,266
		19,266
Electronic Equipment, Instruments & Components 1.4%		
AVX	3,159,600	33,776
Molex, Class A	4,551,443	92,076
		125,852
IT Services 2.6%		
Automatic Data Processing	119,400	6,646
CoreLogic (1)(2)	5,757,900	105,427

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $133,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $45,522,000 of net gain on $175,604,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, the value of cash collateral investments was $6,550,000, and the value of loaned securities was $6,338,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,722,898,000 and $1,962,450,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2011, the fund had $22,135,000 of available capital loss carryforwards.

At June 30, 2012, the cost of investments for federal income tax purposes was $8,559,336,000. Net unrealized gain aggregated $292,425,000 at period-end, of which $1,115,061,000 related to appreciated investments and $822,636,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $853,000 for T. Rowe Price Services, Inc.; and $801,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $231,000 for shareholder servicing costs related to the college savings plans, of which $166,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $65,000 of Spectrum Funds’ expenses and $1,988,000 of Retirement Funds’ expenses. Of these amounts, $1,157,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 26% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund expects to be included as a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.80% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012